UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                             Staktek Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-50553
                            (Commission File Number)

            Delaware                                          56-2354935
  (State or other jurisdiction                             (I.R.S. Employer
        of incorporation)                                 Identification No.)

                        8900 Shoal Creek Blvd, Suite 125
                               Austin, Texas 78757
             (Address of principal executive offices, with zip code)

                                 (512) 454-9531
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

       On August 8, 2005, at a special meeting of stockholders of Staktek Holdings, Inc. (the "Company" or "Staktek"), the Company's stockholders approved an amendment to the 2003 Stock Option Plan (the "Plan") to increase the number of shares of common stock issuable under the Plan from 9,030,000 shares to 11,030,000 shares. The Company requested the increase in the number of shares primarily to hire key additional personnel as a result of a corporate reorganization focused on accelerating growth.


Item 2.02  Results of Operations and Financial Condition

       On August 10, 2005, Staktek issued a press release announcing its second quarter 2005 results. The full text of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release contains forward-looking statements regarding Staktek and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

       The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

       Use of Non-GAAP Financial Information

       Staktek provides a non-GAAP measure of operating income, operating margin, income available to common stockholders and earnings per diluted share in its earnings release. The presentation is intended to be a supplemental measure of performance and excludes non-cash charges for amortization of acquisition intangibles and stock-based compensation. Staktek has chosen to provide this information to investors because it believes that excluding these charges represents a better basis for the comparison of its current results to its results for periods prior to its acquisition and initial public offering and to the results of its peer companies. In addition, Staktek believes that it provides a means to highlight the results of core ongoing operations to investors. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

       The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.


Item 3.03  Material Modification to Rights of Security Holders

       On August 8, 2005, at a special meeting of stockholders, the Company's stockholders approved the following amendments to the Company's Certificate of Incorporation and Bylaws:

       1. To reduce the number of authorized shares of common stock from 200 million to 100 million; and

       2. To permit stockholders to take action by written consent in lieu of a stockholder meeting until such time as the Company is not longer a "Controlled Company" within the meaning of Nasdaq Marketplace Rule 4350(c)(5).

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

99.1. Press Release issued August 10, 2005, announcing, among other things, second quarter 2005 financial results

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STAKTEK HOLDINGS, INC.



Date: August 10, 2005                    By: /s/ Stephanie Lucie
                                             -----------------------------------
                                             Stephanie Lucie
                                             Vice President, General Counsel and
                                             Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.

99.1. Press Release issued August 10, 2005, announcing, among other things, second quarter 2005 financial results